UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): February 16, 2009

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No. )

1661 Worthington Road, Suite 100, West Palm Beach, Florida		33409

(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2009, Ocwen Financial Corporation appointed Daniel J. Seguine, 34, to serve as Chief Accounting Officer of the company. Mr. Seguine brings a background in complex mergers and acquisitions structuring, modeling, valuation, technical accounting and capital markets coupled with international experience to the company.

Prior to joining Ocwen, Mr. Seguine worked at Goldman, Sachs & Co. as a Vice President since 2004 with responsibilities including Accounting Policy, Product Controllers and New Products - Investment Banking. He holds a Bachelor of Science in Accounting and a Master of Accountancy from Brigham Young University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION

(Registrant)

By:	/s/ David J. Gunter

David J. Gunter
Executive Vice President,
Chief Financial Officer and
Interim Chief Accounting Officer
(On behalf of the Registrant and as its principal financial officer)

Date: February 18, 2009